SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 28, 1999
                Date of Report (Date of Earliest Event Reported)

                              Mizar Energy Company
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             (Exact Name of Registrant as Specified in its Charter)

 33-0231238                      Colorado                         84-1365443
 ----------                      --------                         ----------
(Commission                   (State or Other                   (IRS Employer
File Number)                  Jurisdiction of                   Indentification
                              Incorporation)                    Number)

5459 South Iris Street          Littleton, Co.                      80123
----------------------                                              -----
(Address of principal executive offices)                          (Zip Code)

                                 (303) 932-9998
               Registrant's telephone number, including area code


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  On December 28, 1999, Philip Davis and John Lee, sold 850,000 shares (the "Mizar Shares") of common stock of Mizar Energy Company, a Colorado company ("Mizar") to HBOA.COM, Inc., a District of Columbia business ("HBOA"). HBOA is engaged in the sale of products and services to the owners of home based businesses. HBOA's consideration for acquiring the Mizar Shares was Sixty Three Thousand Seven Hundred Fifty Dollars ($63,750).

         The stock sale was made pursuant to a Stock Purchase Agreement dated November 17, 1999, as amended. The foregoing discussion of the Stock Purchase Agreement is qualified by reference to the complete text of the Agreement, as amended, which is filed as Exhibit 10.1 and 10.2 hereto and is incorporated herein by this reference.

         Prior to such stock sale, Mr. Davis and Mr. Lee were the majority shareholders of Mizar owning collectively approximately 97.9% of Mizar's issued and outstanding common stock. As a result of such stock sale, the following persons are known to own 5% or more of Mizar's issued and outstanding common stock:

                                                    Percent of
                            Number of               Outstanding
Name                        Voting Shares           Voting Shares
----                        -------------           -------------
HBOA.COM, Inc.               850,000                   59.4
Philip J. Davis              275,000                   19.2
John C. Lee                  275,000                   19.2


ITEM  2.  ACQUISITION OR DISPOSITION OF ASSETS

         Mizar intends to enter into a business combination or merger with HBOA. When Mizar has entered into a definitive agreement with HBOA, Mizar will file a Form 8-K with a copy of the definitive agreement. Mizar will also send its shareholders a proxy statement so they can vote on the proposed business combination or merger.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         On the Closing Date of the Stock Purchase Agreement, December 28, 1999, Mr. Lee and Mr. Davis, the existing officers and directors of Mizar resigned, and new officer and director appointed by HBOA took their place. The new officer and director of Mizar is Gary D. Verdier. Mr. Verdier is the Chief Executive Officer, Treasurer, Secretary and Chairman.


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

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         a.      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.
                 The financial statements required by Rule 310 of Regulation SB for HBOA.com are not yet available, and will be filed by amendment on or before March 2, 2000.

         b.      PRO FORMA FINANCIAL INFORMATION.
                 The pro forma financial information required by Rule 310 of Regulation S-B is noet yet available, and will be filed by amendment on or before March 2, 2000.

         c.      EXHIBITS.

                 10.1 Stock Purchase Agreement dated November 17, 1999, by and among HBOA.COM, Inc. and Philip J. Davis and John C. Lee.

                 10.2 Amendment to Stock Purchase Agreement dated December 28, 1999 by and among Philip J. Davis, John C. Lee (as "Sellers") and HBOA.COM, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                            MIZAR ENERGY COMPANY.

Date:  December 29, 1999                    By:  /s/ Gary Vadier
                                            Chief Executive Officer, Treasurer
                                            Secretary and Chairman


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